UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2026

Goldman Sachs Real Estate Finance Trust Inc

(Exact name of registrant as specified in its charter)

Maryland	000-56667	99-2025085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, New York, New York
10282
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On March 13, 2026, Goldman Sachs Real Estate Finance Trust Inc (the “Company”), through GS REFT 2026-FL1 Issuer, Ltd. (the “Issuer”) and GS REFT 2026-FL1 Co-Issuer, LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), both indirect wholly-owned subsidiaries of the Company, priced a $1,050,000,000 commercial real estate collateralized loan obligation transaction (the “CLO Transaction”). The CLO Transaction is expected to close on or about March 31, 2026 (the “Closing Date”).

The Offered Notes (as defined below) to be issued by the Co-Issuers in the CLO Transaction will be secured by a portfolio of collateral obligations consisting primarily of commercial and multifamily real estate mortgage loans and participation interests therein.

The CLO Transaction is expected to be executed through (i) a private placement of Class A Senior Secured Floating Rate Notes, Class A-S Second Priority Secured Floating Rate Notes, Class B Third Priority Secured Floating Rate Notes, Class C Fourth Priority Secured Floating Rate Notes, Class D Fifth Priority Secured Floating Rate Notes and Class E Sixth Priority Secured Floating Rate Notes (collectively, the “Offered Notes”) issued by the Co-Issuers and (ii) the acquisition by GS REFT CLO Retention Holder, LLC (the “Retention Holder”), an indirect wholly-owned subsidiary of the Company, of Class F Seventh Priority Floating Rate Notes (the “Class F Notes”), Class G Eighth Priority Floating Rate Notes (the “Class G Notes” and together with the Class F Notes and the Offered Notes, the “Notes”) and preferred shares (the “Preferred Shares”) issued by the Issuer, the terms of which are summarized in the table below:

Class of Notes	Approximate Initial Principal Balance ($)	Expected Ratings* (Fitch/Moody’s)	Interest Rate
Class A Notes	619,500,000	AAAsf / Aaa(sf)	Term SOFR + 1.50%
Class A-S Notes	120,750,000	AAAsf / NR	Term SOFR + 1.65%
Class B Notes	73,500,000	AA-sf / NR	Term SOFR + 2.00%
Class C Notes	57,750,000	A-sf / NR	Term SOFR + 2.15%
Class D Notes	35,437,000	BBBsf / NR	Term SOFR + 2.85%
Class E Notes	17,063,000	BBB-sf / NR	Term SOFR + 3.35%
Class F Notes	32,812,000	BB-sf / NR	Term SOFR + 4.50%
Class G Notes	21,000,000	B-sf / NR	Term SOFR + 5.50%
Preferred Shares	72,188,000	NR / NR	N/A

*	Initial ratings expected to be issued on the Closing Date.

The Company, through the Retention Holder, is expected to acquire 100% of the Class F Notes, the Class G Notes and the Preferred Shares on the Closing Date and will be required to retain the Preferred Shares in accordance with the U.S. Credit Risk Retention Rules and the EU Securitization Laws and the UK Securitization Framework.

The Company expects that the Notes will mature on the payment date occurring in October 2043, unless otherwise redeemed or repaid earlier in accordance with the terms of the indenture to be executed on the Closing Date (the “Indenture”) governing the Notes. The Company intends to use the proceeds from the CLO Transaction to, among other things, repay certain outstanding indebtedness of the Company under its repurchase agreements.

The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from registration. This report is not a solicitation for or an offer to purchase the Notes. No assurances can be provided that the CLO Transaction will close on the terms disclosed or the timeline expected.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENT

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States securities laws and the Private Securities Litigation Reform Act of 1995. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue” or “believe” or the negatives of, or other variations on, these terms or comparable terminology; however, not all forward-looking statements may contain such words. You should read statements that contain these words carefully, in particular with respect to the expected terms and timing of the CLO Transaction, because they include information about possible or assumed future results of our business, investment strategies, financial condition, liquidity, results of operations, and plans and objectives. Forward-looking statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are difficult to predict and are generally beyond our control.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us; no assurance can be given that these expectations will be attained. Factors that could cause the actual results to differ materially from these expectations include, but are not limited to: (i) the risk that the proposed CLO Transaction will not be consummated within the expected time period or at all; (ii) unanticipated difficulties or expenditures relating to the CLO Transaction; (iii) changes affecting the commercial real estate loan industry and changes in financial markets and interest rates; (iv) general economic conditions; and (v) legislative and regulatory changes that could adversely affect the Company’s business. For a discussion of some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements, see the risks identified in Part I, Item IA in our most recent Annual Report on Form 10-K. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2026	Goldman Sachs Real Estate Finance Trust Inc

	By:	/s/ Steve Pack
	Name:	Steve Pack
	Title:	Chief Executive Officer